                 AS FILED WITH THE COMMISSION ON MARCH 1, 1996

                                                      REGISTRATION NO. 33-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER

                           THE SECURITIES ACT OF 1933
                         ------------------------------

                            LEAR SEATING CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                               13-3386776
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
       incorporation or organization)
            21557 TELEGRAPH ROAD                            48034
            SOUTHFIELD, MICHIGAN                         (zip code)
  (Address of principal executive offices)

                          Lear Operations Corporation
                             401(k) Plan for Hourly
                      Employees of the St. Louis II Plant
                            (Full title of the plan)
    ------------------------------------------------------------------------

                             James H. Vandenberghe
                            Executive Vice President
                            Lear Seating Corporation
                              21557 Telegraph Road
                           Southfield, Michigan 48034
                    (Name and address of agent for service)

                         ------------------------------

                                 (810) 746-1500
         (Telephone number, including area code, of agent for service)
                         ------------------------------

This Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission, and sales of the registered securities to participants in the 401(k) plan listed above will be effected pursuant to purchases in the open market.

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                                                                  PROPOSED MAXIMUM
                                                PROPOSED MAXIMUM     AGGREGATE        AMOUNT OF
   TITLE OF SECURITIES TO BE     AMOUNT TO BE    OFFERING PRICE       OFFERING      REGISTRATION
         REGISTERED(1)           REGISTERED(1)    PER SHARE(2)        PRICE(2)           FEE
-------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...  75,000 shares      $32.4375         $2,432,813        $838.91
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated pursuant to Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the amount of the registration fee based upon the average of the high and low sales prices reported for shares of the Common Stock on the New York Stock Exchange on February 26, 1996, which was $32.4375.
--------------------------------------------------------------------------------
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

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     Lear Seating Corporation (the "Registrant") and Lear Operations Corporation 401(k) Plan for Hourly Employees of the St. Louis II Plant (the "Plan") hereby incorporate the following documents herein by reference:

          (a) The Registrant's Annual Report on Form 10-K for fiscal year ended December 31, 1994;

          (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended April 1, 1995;

          (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended July 1, 1995;

          (d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995;

          (e) The Company's Current Report on Form 8-K dated December 15, 1994, as amended by its Form 8-K/A filed on February 28, 1995 and its Form 8-K/A filed on August 11, 1995;

          (f) The Company's Current Report on Form 8-K filed on August 28, 1995;

          (g) All other reports filed by the Registrant and the Plan pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after December 31, 1994; and

          (h) The description of the Registrant's Common Stock, $.01 par value, contained in the Registrant's registration statement on Form 8-A, as amended by Amendment No. 1 on Form 8-A/A filed on April 5, 1994, including any subsequent amendment or any report or other filing with the Securities and Exchange Commission (the "SEC") updating such description.

     In addition, all documents subsequently filed by the Registrant and the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As authorized by Section 145 of the General Corporation Law of Delaware (the "Delaware Corporation Law"), each director and officer of the Registrant may be indemnified by the Registrant against expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the Registrant if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If the legal proceeding, however, is by or in the right of the Registrant, the director or officer may not be indemnified in respect to any claim, issue or matters as to which he shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant unless a court determines otherwise.

     Article Five of the Restated Certificate of Incorporation of the Registrant provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for any breach of his fiduciary duty as a director; provided, however, that such clause shall not apply to any liability of a director (1) for any breach of his duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law,
(3) under Section 174 of the Delaware Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit. In addition, Article Six of the Restated Certificate of Incorporation of the Registrant and Article VIII of the Amended and Restated By-Laws of the Registrant provide for the indemnification of the Registrant's directors and officers.

     The Registrant maintains directors and officers liability insurance that insures the directors and officers of the Registrant against certain liabilities. In addition, Lehman Brothers Inc. has agreed to indemnify Jeffrey
P. Hughes, David P. Spalding, James A. Stern, Eliot M. Fried and Alan H. Washkowitz, each being a director of the Registrant, in connection with their service as directors of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8. EXHIBITS

  4.1   Form of certificate for the Registrant's Common Stock, par value $.01 per share (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-8 (No. 33-55783)
        and incorporated herein by reference)
 23.1   Consent of Arthur Andersen LLP
 23.2   Consent of Arthur Andersen LLP, with respect to the AIHI financial statements
 23.3   Consent of Arthur Andersen & Co., s.a.s., with respect to the FSB financial statements
 23.4   Consent of KPMG Deutsche Treuhand -- Gesellschaft, with respect to the Plastifol financial statements
 24.1   Powers of Attorney (included on the signature page hereof)

     The undersigned Registrant hereby undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of the annual report of the employee benefit plans pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 29th day of February, 1996.

                                          LEAR SEATING CORPORATION

                                          By: /s/ KENNETH L. WAY
                                          --------------------------------------
                                          Kenneth L. Way
                                          Chairman of the Board and
                                          Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Way, Robert E. Rossiter and James H. Vandenberghe and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                 TITLE                        DATE
----------------------------------------   ---------------------------------   ------------------
           /s/ KENNETH L. WAY              Chairman of the Board and Chief     February 29, 1996
----------------------------------------   Executive Officer
              Kenneth L. Way

         /s/ ROBERT E. ROSSITER            Director, President and Chief       February 29, 1996
----------------------------------------   Operating Officer
            Robert E. Rossiter

       /s/ JAMES H. VANDENBERGHE           Director, Executive Vice            February 29, 1996
----------------------------------------   President and Chief Financial
           James H. Vandenberghe           Officer (Principal Financial and
                                           Principal Accounting Officer)

          /s/ LARRY W. MCCURDY             Director                            February 29, 1996
----------------------------------------
             Larry W. McCurdy

         /s/ GIAN ANDREA BOTTA             Director                            February 29, 1996
----------------------------------------
             Gian Andrea Botta

           /s/ ELIOT M. FRIED              Director                            February 29, 1996
----------------------------------------
              Eliot M. Fried

               SIGNATURE                                 TITLE                        DATE
               ---------                                ------                        ----
          /s/ ROBERT W. SHOWER             Director                            February 29, 1996
----------------------------------------
             Robert W. Shower

         /s/ JEFFREY P. HUGHES             Director                            February 29, 1996
----------------------------------------
             Jeffrey P. Hughes

         /s/ DAVID P. SPALDING             Director                            February 29, 1996
----------------------------------------
             David P. Spalding

           /s/ JAMES A. STERN              Director                            February 29, 1996
----------------------------------------
              James A. Stern

         /s/ ALAN H. WASHKOWITZ            Director                            February 29, 1996
----------------------------------------
            Alan H. Washkowitz

     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned (or other persons who administer the Plans) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Southfield, Michigan on February 29, 1996.

                                   LEAR OPERATIONS CORPORATION
                                   401(k) PLAN FOR HOURLY
                                   EMPLOYEES OF THE ST. LOUIS II PLANT

                                   By: Lear Seating Corporation, as Plan
                                       Administrator

                                   By: /s/ WILLIAM A. LUDWIG
                                       ----------------------------------------
                                       Name: William A. Ludwig
                                       Title: Vice President -- Human Resources

                                 EXHIBIT INDEX

                                                                                       SEQUENTIAL
EXHIBIT                                                                                   PAGE
NUMBER                                   DESCRIPTION                                     NUMBER
------                                   -----------                                   ----------
  4.1    Form of certificate for the Registrant's Common Stock, par value $.01 per share (filed as Exhibit 4.5 to the Registrant's Registration Statement on
         Form S-8 (No. 33-55783) and incorporated herein by reference)
 23.1    Consent of Arthur Andersen LLP
 23.2    Consent of Arthur Andersen LLP, with respect to the AIHI financial statements
 23.3    Consent of Arthur Andersen & Co., s.a.s., with respect to the FSB financial statements
 23.4    Consent of KPMG Deutsche Treuhand -- Gesellschaft, with respect to the
         Plastifol financial statements
 24.1    Powers of Attorney (included on the signature page hereof)